IDS Life Insurance Company             Single Premium Life Insurance Application
70100 AXP Financial Center
Minneapolis, MN  55474

------------------ -----------------------------------------------------------------------------------------------------------------
Section A          Insured and Owner
------------------ -----------------------------------------------------------------------------------------------------------------
1.  Insured:                                                            2.  Owner:  (Complete if Owner is different from Insured)
    Mr.   Mrs.   Miss    Ms.                                                Mr.   Mrs.   Miss   Ms.

Insured's name (first)      (full middle)          (last)               Owner's name (first)              (full middle)       (last)
__________________________________________________________              ____________________________________________________________

Previous name if changed in the past 5 years                            Home address  (street)

__________________________________________________________              ____________________________________________________________
Home address  (street)                                                  City, State, Zip

__________________________________________________________              ____________________________________________________________
City, State, Zip                                                        Business Tax ID, Taxpayer ID or Social Security No.

__________________________________________________________              ____________________________________________________________
Social Security No.          Driver's License No. and State             Relationship to Insured

___________________          ____________________________               ____________________________________________________________
Birthdate   Marital status  State of  birth   Male                      Birthdate       Male           Citizenship
                                              Female                    __________      Female           U.S.       Other___________
_________   _____________   ______________
Citizenship                               Self-Employed                 For trust ownership:
  U.S.       Other_________________         Yes       No                Name of Trust_________________________ Date of Trust _______

Day and evening telephone numbers:                                       Revocable - Grantor's Taxpayer ID No.  ____________________
Day (______) ______________    Evening (______) ______________           Irrevocable - Trust's Taxpayer ID No. _____________________
                                                                        Name of Trustee ______________________________________
Occupation ______________________________________________               Address of Trustee ____________________________________

Individual occ. Income    Net worth        Household income             Does Owner wish to designate a Successor Owner?  Yes   No
$_________________        $____________    $_________________           If yes, Successor Owner's Name _________________________

Employer name  _________________________________________                Relationship to Owner ______________________________________

------------------------------------------------------------------------------------------------------------------------------------

------------------ -----------------------------------------------------------------------------------------------------------------
Section B          Life Insurance Plan
------------------ -----------------------------------------------------------------------------------------------------------------

1. Plan _______________________   Initial Single Premium $____________________      Specified Amount  $____________________

2.  Amount paid with application  $_____________        Additional amount to be paid before the policy is issued   $____________

(If the Insured is age 76 or older or if you answer yes to any part of questions
4, 6 or 7 on page 2, premiums are not allowed with the application)

3.  Source of funds _____________________________  Purpose of life insurance _________________________________________________

4.  Additional Premium of $_______________ for policy number ________________________

5. Riders
     Accelerated Benefit Rider for Terminal Illness (if available in your state) Other__________________________________

6.  Do you have any other annuities or life insurance currently in force or
    applied for?                      *  Yes        No

     a. If yes, provide the information below and indicate if this insurance is replacing any of the existing policies.

     b.   If replacing an existing IDS Life policy, cash value should be:

          applied to the new  policy     returned to the client    no cash value

Company name
Plan type
                                                     Policy number
Policy date
Insurance amount

ADB amount
Will this be replaced? *

------------------
---------
-------------
----------
$-----------

$----------
 Yes     No

------------------
---------
-------------
----------
$-----------

$----------
 Yes     No

* If insurance is currently in force and/or the insurance applied for will replace any existing insurance, submit replacement form(s) if required.
--------------------------------------------------------------------------------

--------------------------------------- ----------------------------------------
Section C                               Beneficiary  (Select one option)
--------------------------------------- ----------------------------------------
Option A                                Beneficiary  is:  Insured's  designated
                                        spouse, if living, otherwise the
Spouse's full name ___________________  beneficiaries  are all living lawful children of the Insured  and they will
                                        receive  equal  shares of the proceeds.
--------------------------------------- ----------------------------------------
Option B                                Beneficiary is: Insured's designated
                                        spouse, if living, otherwise, the
Spouse's full name ___________________  beneficiaries are all living  lawful children  of the  Insured  and they will
                                        receive  equal shares of the  proceeds;
                                        provided,  however, that if a child of
                                        the Insured has died before the Insured,
                                        the share  which the child  would  have
                                        received if he/she survived the Insured
                                        will be paid to his/her  living  lawful
                                        children in equal shares.
--------------------------------------- ----------------------------------------
Option C                                Other designation.(If you select Option
                                        C, show the percentage each beneficiary
                                        will receive).
                                        ________________________________________
--------------------------------------- ----------------------------------------
134550 A

------------------- ------------------------------------------------------------
Section D           Insured's Medical History/Underwriting Information
------------------- ------------------------------------------------------------

  Insurability Profile - Always answer these questions.
1.   Name of primary Doctor or Clinic       Telephone number    Patient number
     __________________________________     (___)___________    ________________
     Address                                City, State, Zip
     __________________________________     ____________________________________

     Height___________   Weight________   Date last seen___________

     Reason last seen___________________________________________________________

2.   Have you used tobacco products or nicotine within the past
     2 years?                                                          Yes    No

3.   Have you been convicted of a DWI/DUI or had more than 2 moving
     violations within the past 3 years?                               Yes    No

4.   Have you had an application for life insurance or long-term care
     insurance declined in the past 3 years?                           Yes    No

5.   Are you currently taking any prescription medications?
     (If yes, provide details in Section E)                            Yes    No

6. Have you ever had, received treatment or been advised to receive treatment by a health care professional for any of the following:
     (provide details to any yes answers in Section E)

     a.   Heart  attack,  heart  surgery,  congestive  heart  failure, stroke, TIA, claudication,  emphysema, chronic lung disease, cancer (excluding basal cell skin cancer),  diabetes treated with insulin,  hepatitis C, Alzheimer's disease, dementia or
          memory impairment?                                           Yes    No

     b.   Alcohol or drug abuse within the past 5 years, or have you within the past 10 years used cocaine, heroin or
          amphetamines?                                                Yes    No

     c.   AIDS (Acquired Immune  Deficiency) or ARC (AIDS-related
          Complex), or have you ever had a positive HIV test?          Yes    No

7.   Have you been  hospitalized or been in a nursing home for a total
     of 5 or more  days in the past 2 years?                           Yes    No
     (If yes, provide details in Section E)

--------------------------------------------------------------------------------

Supplemental Underwriting Information
See instructions for when these questions must be answered; or if you answered Yes to any part of questions 3 through 7 above.

Supplemental Medical Information

8. Have you ever had, received treatment or been advised to receive treatment by a health care professional for any of the following (provide details to any yes answers in Section E):

     a.   tumor,  cancer,  blood, lymph node disorder or a biopsy?     Yes    No

     b.   high blood pressure,  chest pain,  heart murmur,  other
          cardiovascular or circulatory  disorder, or diabetes or
          high blood sugar?                                            Yes    No

     c.   nervous,  psychiatric,  respiratory,  gastrointestinal,
          liver, or kidney disorder?                                   Yes    No

9.   Within the past 5 years have you been to an emergency  room, a hospital,  a medical clinic, a therapist,  a doctor,  or a health  care  provider  for,  or do you  currently  have  an
     illness, injury or physical impairment not listed above?          Yes    No
     (If yes, provide details in Section E)

 Supplemental Non-Medical Information

10.  Have you lost more than 10 pounds over the past 12 months?        Yes    No
     If yes, how much and for what reason?______________________________________

11.  Do you have any current plans to travel outside of the
     United States?                                                    Yes    No
     If yes, where?____________ For how long?__________  Reason________________

12.  During the past 5 years have you:

     a.   flown, or do you contemplate flying as a pilot, student
          pilot or crew member?                                        Yes    No

     b.   participated in or do you contemplate  participating in
          motorcycle  riding,  racing  (automobile,   snowmobile,
          motorcycle,   boat),  skin/scuba  diving,  sky  diving,
          hang-gliding or other similar activities?                    Yes    No
          If yes, what activity?_______________________________

--------------------------------------------------------------------------------
134550 A

------------------- ------------------------------------------------------------
Section E           Details to Questions 5, 6, 7, 8 and 9 on Previous Page that are Answered Yes
------------------- ------------------------------------------------------------

1.   Question 5
      - Provide name of prescription medication and prescribing physician.

        Name of prescription medication                   Prescribing  physician





2.   Questions 6, 7, 8 and 9
      - Provide diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.

Question     Date    Diagnosis or reason for treatment    Duration   Name and address of attending physician or medical facility
--------     ----    ---------------------------------    --------   -----------------------------------------------------------


134550 A

----------------- --------------------------------------------------------------
Section F         Suitability (Variable products only)
----------------- --------------------------------------------------------------

1.   Check each of the following to indicate your acknowledgement:
          Adequate information. You have received the current prospectuses for the policy applied for. Purpose. You agree that this variable type of insurance is in accord with your insurance and financial objectives. Variable values. The policy's values may increase and decrease daily depending on investment results. There is no guaranteed minimum policy value. The amount and duration of the death benefit may increase or decrease depending on investment results. However, the proceeds payable upon death prior to the insured's attained insurance age 100, as long as the policy is in force, will never be less than the specified amount in effect on the date of death minus indebtedness on the policy.

--------------------------------------------------------------------------------

----------------- --------------------------------------------------------------
Section G         Allocations (Variable products only)
                  1.  Premiums - always complete premium allocation boxes below.
                  2.  Monthly deductions should be taken using one of the
                      following:
                       Pro-rata by value (Do not complete monthly deduction boxes below)
                       Premium allocation % (Do not complete monthly deduction boxes below)
                       Specific monthly deductions % (Complete monthly deductions boxes below)
----------------- --------------------------------------------------------------

----------------------------------- --------- ---------- ----------
3. Investment Options                Premium   Monthly    Fund
                                    Allocation Deduction  Code*
                                               Allocation
------------------------------------ --------- ---------- ----------
IDS Life Fixed Account                      %          %  N/A
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
AXP VP
------------------------------------ --------- ---------- ----------
     Blue Chip Advantage                    %          %  FBC
------------------------------------ --------- ---------- ----------
     Bond                                   %          %  FBD
------------------------------------ --------- ---------- ----------
     Capital Resource                       %          %  FCR
------------------------------------ --------- ---------- ----------
     Cash Management                        %          %  FCM
------------------------------------ --------- ---------- ----------
     Diversified Equity Income              %          %  FDE
------------------------------------ --------- ---------- ----------
     Emerging Markets                       %          %  FEM
------------------------------------ --------- ---------- ----------
     Equity Select                          %          %  FES
------------------------------------ --------- ---------- ----------
     Extra Income                           %          %  FEX
------------------------------------ --------- ---------- ----------
     Federal Income                         %          %  FFI
------------------------------------ --------- ---------- ----------
     Global Bond                            %          %  FGB
------------------------------------ --------- ---------- ----------
     Growth                                 %          %  FGR
------------------------------------ --------- ---------- ----------
     International                          %          %  FIE
------------------------------------ --------- ---------- ----------
     Managed                                %          %  FMF
------------------------------------ --------- ---------- ----------
     New Dimensions                         %          %  FND
------------------------------------ --------- ---------- ----------
     Partners Small Cap Val.                %          %  FPS
------------------------------------ --------- ---------- ----------
     S&P 500 Index                          %          %  FIV
------------------------------------ --------- ---------- ----------
     Small Cap Advantage                    %          %  FSM
------------------------------------ --------- ---------- ----------
     Stock                                  %          %  FST
------------------------------------ --------- ---------- ----------
     Strategy Aggressive                    %          %  FSA
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
AIM V.I.
------------------------------------ --------- ---------- ----------
     Capital Appreciation                   %          %  FAC
------------------------------------ --------- ---------- ----------
     Capital Development                    %          %  FAD
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Alliance VP
------------------------------------ --------- ---------- ----------
     AllianceBerstein Int'l                 %          %  FAB
------------------------------------ --------- ---------- ----------
     Growth & Income                        %          %  FAL
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
American Century VP
------------------------------------ --------- ---------- ----------
     International                          %          %  FAI
------------------------------------ --------- ---------- ----------
     Value                                  %          %  FAV
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Calvert Variable Series, Inc.
------------------------------------ --------- ---------- ----------
     Social Balanced                        %          %  FSB
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Evergreen VA
------------------------------------ --------- ---------- ----------
     Capital Growth                         %          %  FCG
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Fidelity VIP
------------------------------------ --------- ---------- ----------
     Growth & Income                        %          %  FFG
------------------------------------ --------- ---------- ----------
     Mid Cap                                %          %  FFM
------------------------------------ --------- ---------- ----------
     Overseas                               %          %  FFO
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Investment Options                   Premium   Monthly    Fund
                                    Allocation Deduction    Code*
                                               Allocation
------------------------------------ --------- ---------- ----------
FTVIPT
------------------------------------ --------- ---------- ----------
   Franklin Real Estate                     %          %  FRE
------------------------------------ --------- ---------- ----------
   Franklin Value Securities                %          %  FSV
------------------------------------ --------- ---------- ----------
   Mutual Shares Securities                 %          %  FMS
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Goldman Sachs VIT
------------------------------------ --------- ---------- ----------
     CORE(SM) US Equity                     %          %  FUE
------------------------------------ --------- ---------- ----------
     Mid Cap Value                          %          %  FMC
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
INVESCO VIF
------------------------------------ --------- ---------- ----------
     Dynamics                               %          %  FID
------------------------------------ --------- ---------- ----------
     Financial Services                     %          %  FFS
------------------------------------ --------- ---------- ----------
     Technology                             %          %  FTC
------------------------------------ --------- ---------- ----------
     Telecommunications                     %          %  FTL
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Janus Aspen Series
------------------------------------ --------- ---------- ----------
     Global Technology                      %          %  FGT
------------------------------------ --------- ---------- ----------
     International Growth                   %          %  FIG
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Lazard Retirement Series
------------------------------------ --------- ---------- ----------
     International Equity                   %          %  FIP
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
MFS
------------------------------------ --------- ---------- ----------
     Investors Growth Stock                 %          %  FGW
------------------------------------ --------- ---------- ----------
     New Discovery                          %          %  FDS
------------------------------------ --------- ---------- ----------
     Utilities                              %          %  FUT
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Pioneer
------------------------------------ --------- ---------- ----------
     Equity-Income VCT                      %          %  FPE
------------------------------------ --------- ---------- ----------
     Europe VCT                             %          %  FEU
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Putnam Variable Trust
------------------------------------ --------- ---------- ----------
     Health Sciences                        %          %  FHS
------------------------------------ --------- ---------- ----------
     International Growth                   %          %  FPI
------------------------------------ --------- ---------- ----------
     Vista                                  %          %  FVS
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Strong
------------------------------------ --------- ---------- ----------
     Opportunity                            %          %  FSO
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Wanger
------------------------------------ --------- ---------- ----------
     International Small Cap                %          %  FIC
------------------------------------ --------- ---------- ----------
     U.S. Small Cap                         %          %  FSP
------------------------------------ --------- ---------- ----------

------------------------------------ --------- ---------- ----------
Wells Fargo VT
------------------------------------ --------- ---------- ----------
     Asset Allocation                       %          %  FAA
------------------------------------ --------- ---------- ----------
     International Equity                   %          %  FWI
------------------------------------ --------- ---------- ----------
     Small Cap Growth                       %          %  FWS
------------------------------------ --------- ---------- ----------

------------------- -----------------------------------------------------------
Section H           State Specific Fraud Warnings
------------------- -----------------------------------------------------------

For applicants in Arkansas and Louisiana - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

For applicants in Colorado - It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

For applicants in District of Columbia - WARNING: It is a crime to provide false or misleading information to an insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

For applicants in Kentucky - Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

For applicants in New Mexico - Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

For applicants in Ohio - Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

For applicants in Oklahoma - WARNING: Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

For applicants in Virginia - It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines, and denial of insurance benefits.


134550 A

------------------- ------------------------------------------------------------
Section I           Agreements and Signatures
------------------- ------------------------------------------------------------

Agreement
By signing this application, you acknowledge all of the following terms and conditions.

When coverage begins. You agree that an Insured for life insurance will be covered prior to policy delivery only when all of the following requirements have been met: The owner has paid the full initial single premium for the specified amount applied for in this application (any check or draft for that payment must be honored by the bank); and The premium has not been returned by the company; and The Insured has submitted all medical and other information required by the company's written underwriting rules; and The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of: (a) the date of this application; or (b) the date of completion of all medical examinations and other information (which may include the company's medical information gathering interview) required by the company's written underwriting rules. In cases where the Insured is not insurable for the plan of insurance, specified amount, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted in writing by the owner.

     Premiums cannot be paid with the application if the Insured is age 76 or older or if you answered Yes to any part of questions 4, 6, or 7 on page 2 of this application. Since premiums cannot be submitted with the application, coverage will not begin prior to delivery of the policy.

Amount of Life Insurance Coverage. If coverage begins prior to delivery of the policy under the conditions described above, the specified amount on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy applied for.

Company's responsibilities. You understand that:
     Only the officers of the company have the authority to decide on insurability and risk classification. The officers of the company are the President, Vice President, Secretary and Assistant Secretary; If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

     No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy. However, the owner must sign a separate written document for
     any  change  in  type  of  plan,   amount,   benefits  or  Insured's   risk
     classification. (Not applicable in New Hampshire, New Jersey and West Virginia.) Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

Adequate  Information.  You have  received  IDS  Life's  Notice  of  Information
     Practices, and you have read and understood it. You understand and agree that the company will use and release information about you as described in IDS Life's Notice of Information Practices. You may inform us not to use information for certain marketing purposes described in IDS Life's Notice of Information Practices.

Qualified Plans only. You certify that the plan under Owner of the insurance application is qualified under Section 401(a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

Fixed Account Interest Rate. You understand that interest at rates in excess of the guaranteed interest rate will accrue on any fixed account value at rates determined by the company and at the company's discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these polices, the rates currently in effect for new and existing company policies, product design, competition and the company's revenues and expenses.

Declaration
     You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application. You understand that a copy of this application will be attached to any policy issued and will be part of the entire contract between you and the company.


                                   Client Copy
134550 A

Social Security or Taxpayer Identification Number Certification


     You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:


     1. The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and


     2. You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

     3.   You are a U.S. person (including a U.S. resident alien).
     Certification Instructions - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Authorization to Obtain Information - IDS Life Insurance Company
    You authorize any physician, medical practitioner, hospital, other medical facility, the Medical Information Bureau, insurance company, employer, and consumer reporting agency having medical and other information concerning lifestyle, character, general reputation, mental and physical health history, habits, use of alcohol and drugs, driving record, past and present employment and job duties, finances, other insurance coverage and participation in hazardous activities, on you and your minor children, to give that information to the company, IDS Life Insurance Company, or its reinsurer. You understand that the company will use this information to determine eligibility for insurance and benefits.
    You acknowledge that your medical records, including any alcohol or drug abuse information, may be protected by the Federal Alcohol and Drug Abuse Regulation 42 CFR Part 2. You authorize the company, IDS Life Insurance Company, to obtain investigative consumer reports on you and your minor children. You understand that you have the right to request a copy of the investigative consumer report and to request a personal interview if an investigative consumer report is obtained.
    You agree that a photographic copy of this authorization will be as valid as the original. You agree that this authorization will be valid for two and one-half years from the date shown below. You acknowledge that you have received a copy of this authorization.

--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------

Signatures (Insureds under age 15 need not sign)

Insured's signature X __________________  Insured's name (print)________________

Owner's signature X______________________ Owner's name (print)__________________
(omit if Owner already signed as an Insured)

Signed on (date)_________, (state)________________, at (city) __________________

Receipt
________________________________________________________________________________

All checks must be completed in full and be made payable to the company (not to the representative).
Received from _____________ the sum of $__________________with this application.

  No money paid with this application.

Representative's Report
________________________________________________________________________________

Is Insured related to representative?   Yes    No
If yes, give relationship ______________________________________

You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate.

Representative's signature X ________________ No. _____  Area Office ___________
Compensation  ______________%   Phone (  ) ________________ Team ID ____________
Representative's name (print) ___________________________________________

Joint Representative's signature X _____________ No. _____  Area Office ________
Compensation  ______________%   Phone (  ) ________________ Team ID ____________

Compensation percentages must equal 100%.
Indicate Fax No.(      ) ___________________________


134550 A

------------------- ------------------------------------------------------------
Section I           Agreements and Signatures
------------------- ------------------------------------------------------------

Agreement
By signing this application, you acknowledge all of the following terms and conditions.

When coverage begins. You agree that an Insured for life insurance will be covered prior to policy delivery only when all of the following requirements have been met: The owner has paid the full initial single premium for the specified amount applied for in this application (any check or draft for that payment must be honored by the bank); and The premium has not been returned by the company; and The Insured has submitted all medical and other information required by the company's written underwriting rules; and The Insured is insurable on the Effective Date, as defined below, under the company's underwriting rules, for the plan and amount of coverage at the rate applied for with no modification. "Effective Date" as used herein means the later of: (a) the date of this application; or (b) the date of completion of all medical examinations and other information (which may include the company's medical information gathering interview) required by the company's written underwriting rules. In cases where the Insured is not insurable for the plan of insurance, specified amount, or at the premium rate applied for, coverage begins if and when the company insures that person under a policy accepted in writing by the owner.

     Premiums cannot be paid with the application if the Insured is age 76 or older or if you answered Yes to any part of questions 4, 6, or 7 on page 2 of this application. Since premiums cannot be submitted with the application, coverage will not begin prior to delivery of the policy.

Amount of Life Insurance Coverage. If coverage begins prior to delivery of the policy under the conditions described above, the specified amount on each Insured will be the total requested for that person by this application and any other applications for life insurance on the Insured being considered by the company, up to a maximum of $500,000. Except as limited by this agreement, any coverage provided will be under the terms of the policy applied for.

Company's responsibilities. You understand that:
     Only the officers of the company have the authority to decide on insurability and risk classification. The officers of the company are the President, Vice President, Secretary and Assistant Secretary; If a policy does not go into effect, the company's sole liability will be to refund any premium paid, plus interest if required by law;

     No change in or waiver of anything in this application or alteration of an insurance policy is binding unless it is in writing and signed by an officer of the company; and By accepting a policy, the owner ratifies any changes entered at any time on the Home Office Endorsement form attached to the policy. However, the owner must sign a separate written document for
     any  change  in  type  of  plan,   amount,   benefits  or  Insured's   risk
     classification. (Not applicable in New Hampshire, New Jersey and West Virginia.) Any insurance provided by this agreement will be subject to the conditions and terms of the policy applied for.

Adequate  Information.  You have  received  IDS  Life's  Notice  of  Information
     Practices, and you have read and understood it. You understand and agree that the company will use and release information about you as described in IDS Life's Notice of Information Practices. You may inform us not to use information for certain marketing purposes described in IDS Life's Notice of Information Practices.

Qualified Plans only. You certify that the plan under Owner of the insurance application is qualified under Section 401(a) of the United States Internal Revenue Code. This policy will be issued based on representations by you that the Plan is qualified.

Fixed Account Interest Rate. You understand that interest at rates in excess of the guaranteed interest rate will accrue on any fixed account value at rates determined by the company and at the company's discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these polices, the rates currently in effect for new and existing company policies, product design, competition and the company's revenues and expenses.

Declaration
     You declare that each of the answers made in this application is true and complete to the best of your knowledge and belief and will be a basis for any policy issued. You also acknowledge that you have received a copy of this agreement and receipt for any premium paid with this application. You understand that a copy of this application will be attached to any policy issued and will be part of the entire contract between you and the company.

                              Corporate Office Copy
134550 A

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Social Security or Taxpayer Identification Number Certification

     You certify, under the penalties of perjury as required by Form W-9 of the Internal Revenue Service, that:

     1. The number shown on this form is your correct taxpayer identification number (or you are waiting for a number to be issued to you), and

     2. You are not subject to backup withholding because: (a) you are exempt from backup withholding, or (b) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified you that you are no longer subject to backup withholding, and

     3.   You are a U.S. person (including a U.S. resident alien).
     Certification Instructions - You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
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Authorization to Obtain Information - IDS Life Insurance Company
    You authorize any physician, medical practitioner, hospital, other medical facility, the Medical Information Bureau, insurance company, employer, and consumer reporting agency having medical and other information concerning lifestyle, character, general reputation, mental and physical health history, habits, use of alcohol and drugs, driving record, past and present employment and job duties, finances, other insurance coverage and participation in hazardous activities, on you and your minor children, to give that information to the company, IDS Life Insurance Company, or its reinsurer. You understand that the company will use this information to determine eligibility for insurance and benefits.
    You acknowledge that your medical records, including any alcohol or drug abuse information, may be protected by the Federal Alcohol and Drug Abuse Regulation 42 CFR Part 2. You authorize the company, IDS Life Insurance Company, to obtain investigative consumer reports on you and your minor children. You understand that you have the right to request a copy of the investigative consumer report and to request a personal interview if an investigative consumer report is obtained.
    You agree that a photographic copy of this authorization will be as valid as the original. You agree that this authorization will be valid for two and one-half years from the date shown below. You acknowledge that you have received a copy of this authorization.

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The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.
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Signatures (Insureds under age 15 need not sign)

Insured's signature X __________________  Insured's name (print)________________

Owner's signature X______________________ Owner's name (print)__________________
(omit if Owner already signed as an Insured)

Signed on (date)_________, (state)________________, at (city) __________________

Receipt
________________________________________________________________________________

All checks must be completed in full and be made payable to the company (not to the representative).
Received from _____________ the sum of $__________________with this application.

  No money paid with this application.

Representative's Report
________________________________________________________________________________

Is Insured related to representative?   Yes    No
If yes, give relationship ______________________________________

You certify that you personally requested the information in this application and witnessed its signing and received any money that was paid. You also certify that you truly and accurately recorded on the application the information supplied by the applicant. You are not aware of anything detrimental to the risk that is not recorded in this application. You certify that, to the best of your knowledge and belief, the information provided in this application regarding replacement of existing insurance and annuities is true and accurate.

Representative's signature X ________________ No. _____  Area Office ___________
Compensation  ______________%   Phone (  ) ________________ Team ID ____________
Representative's name (print) ___________________________________________

Joint Representative's signature X _____________ No. _____  Area Office ________
Compensation  ______________%   Phone (  ) ________________ Team ID ____________

Compensation percentages must equal 100%.
Indicate Fax No.(      ) ___________________________

134550 A